UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08188


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    October 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.

-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Emerging Market Debt Fund


Annual Report

October 31, 2006




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




December 22, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Emerging Market Debt Fund (the "Fund") for the annual reporting period ended October 31, 2006.

Investment Objectives and Policies

This open-end fund seeks to maximize total returns from price appreciation and income. The Fund invests, under normal circumstances, at least 80% of its net assets in emerging market debt securities. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are included in the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and are considered at time of purchase to be emerging markets or developing countries. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund generally invests in U.S.-dollar-denominated sovereign debt obligations and corporate fixed-income securities. The Fund may also invest in non-U.S. dollar-denominated fixed-income securities but will invest no more than 5% of its assets in securities denominated in any one currency other than the U.S. dollar. As an operating policy, the Fund will limit its investments in non-U.S. dollar-denominated securities to no more than 25% of its assets.

Substantially all of the Fund's assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's Investors Service or CCC+ or lower by Standard & Poor's and Fitch Ratings) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the JPM EMBI Global, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, for the six- and 12-month periods ended October 31, 2006. Also included is performance for the Lipper Emerging Markets Debt Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund's Class A shares outperformed the Fund's benchmark for the 12-month period, but underperformed for the six-month period. For both periods, the Fund outperformed its Lipper Average, an average of similarly managed funds. Contributing positively to performance for both periods were the Fund's overweight positions in Latin America, particularly Argentina and both local and U.S.-dollar-denominated debt in Brazil. Latin America has benefited from a cycle of capital inflows, sound policy management and strong trade performance. These conditions have bolstered dollar reserves and enabled improvements in credit profiles


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 1


through better liability management. Brazil experienced stable growth, central bank easing of interest rates and debt buybacks, which led to its solid returns. Local currency debt in Brazil performed even better due to the strength of its currency versus the U.S. dollar. Argentina benefited during both periods from a completion of its debt restructuring and very strong economic growth. Both Brazil and Argentina were top performing countries within the Fund's benchmark.

Detracting from Fund performance for both the six- and 12-month periods under review was security selection in Argentina. Additionally, defensive positioning relative to U.S. interest rates also hurt performance early in the 12-month period, as did the Fund's recent overweight in Ecuador, which suffered from political risk.

Market Review and Investment Strategy

U.S.-dollar-denominated emerging market debt posted the strongest returns within fixed-income sectors for the 12-month period ended October 31, 2006, returning 11.45%, according to the JPM EMBI Global. Dollar reserve accumulation in major emerging-market countries, as well as positive supply-demand technicals, continued to support the sector. However, performance during the 12-month period was uneven. Emerging market debt, along with other fixed-income sectors and the equity market, suffered periods of negative performance in the first half of 2006 due to the cumulative effects of U.S. interest rate-hikes. During the year, the U.S. Federal Reserve (the "Fed") continued to raise official rates an additional 1.5% in quarter point increments. Emerging market debt was additionally impacted by political risk as key elections in Peru, Brazil and Ecuador were scheduled.

Emerging market debt, along with other asset classes, bounced back strongly in the third quarter of 2006, sparked by evidence of a cooling U.S. economy, fading inflation concerns and the first U.S. monetary-policy shift in more than two years. The Fed left the Fed funds rate unchanged at 5.25% in August and September, following 425 basis points of consecutive rate hikes.

All 31 emerging-market countries represented within the JPM EMBI Global posted positive returns for the 12-month period ended October 31, 2006, with Latin countries, which returned 13.65%, outperforming the non-Latin region, which returned 8.59%. Outperforming countries for the year included Argentina at 39.88%, the Philippines at 20.90%, Ecuador at 19.76%, Indonesia at 18.60% and Brazil at 18.51%. Underperforming countries included Egypt at 3.44%, Hungary at 3.68% and Poland at 4.59%. Emerging market spreads tightened 48 basis points during the year to end the period at 194 basis points over like-duration Treasuries.

Countries favored within the Fund during the annual period included both local and U.S.-dollar-denominated debt in Brazil, Argentina, Russia, Peru and Panama. Brazil's creditworthiness was enhanced by extensive dollar reserve accumulation and a reduction of its debt-to-gross domestic product (GDP) ratio through the scheduled re-


2 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


purchase of approximately US $24 billion of bonds. Its intent to reach investment-grade status was evidenced by improvements in its local debt structure and the central bank's announcement that it will not issue dollar debt through 2008. Moody's Investors Service recently upgraded Brazil's sovereign credit rating from Ba3 to Ba2, placing the country two steps below investment grade. The speed and depth of Brazil's rate cuts in response to declining GDP growth and well-contained inflation also made its debt attractive. As expected, President Lula da Silva was reelected in October in a landslide victory in a second runoff, easing political concerns.

Russia continued to amass tremendous reserves and repaid its entire Paris Club debt. (The Paris Club is an informal group of financial officials from 19 of the world's wealthiest nations which provide financial concessions such as debt restructuring, debt relief and debt cancellation to indebted countries). The Fund's Global Fixed-Income: Emerging Markets Investment Team (the "team") also favored Panama as economic fundamentals there improved on all fronts. Panama's economy strengthened, helped by canal-related fees, services and expansion. Panama continued to be strongly levered to regional and global growth. The team also favored Peru due to continued strong growth, low debt and low inflation.

Argentina continued to post strong growth during the period with GDP at 7.9% in the second quarter of 2006. Exports remained solid, with its economy benefiting from soft commodity prices. Also within the Fund, the team moved Ecuador to an underweight due to rising political risk. Bond prices declined sharply late in the annual reporting period as the less market-friendly presidential candidate, Rafael Correa, showed strength in pre-election polls. Correa rattled bond markets with statements that he would renegotiate Ecuador's US $11 billion in outstanding debt.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 3





HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and eurobonds. For both the six- and 12-month periods ended October 31, 2006, the Lipper Emerging Markets Debt Funds Average (the "Lipper Average") consisted of 56 funds and 46 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

A substantial amount of the Fund's assets will be invested in foreign securities in emerging market nations which can magnify portfolio value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. The Fund can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation in the Fund's portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. The Fund may invest substantially all of the Fund's assets in high-yield bonds (i.e., "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED OCTOBER 31, 2006
                                                             Returns
                                                   ----------------------------
                                                      6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Emerging Market Debt Fund
  Class A                                               6.11%        11.87%
  Class B                                               5.68%        11.11%
  Class C                                               5.67%        11.10%

J.P. Morgan Emerging Markets Bond Index Global          6.30%        11.45%

Lipper Emerging Markets Debt Funds Average              5.46%        11.68%


GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/96 TO 10/31/06

AllianceBernstein Emerging Market Debt Fund Class A: $28,919
J.P. Morgan Emerging Markets Bond Index Global: $28,669

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                     AllianceBernstein                  J.P. Morgan
                    Emerging Market Debt             Emerging Markets
                        Fund Class A                 Bond Index Global
--------------------------------------------------------------------------
10/31/96                   $ 9,575                        $10,000
10/31/97                   $ 9,861                        $11,119
10/31/98                   $ 8,159                        $10,023
10/31/99                   $ 9,729                        $12,140
10/31/00                   $12,091                        $14,348
10/31/01                   $12,182                        $15,138
10/31/02                   $14,584                        $16,139
10/31/03                   $20,730                        $20,630
10/31/04                   $23,388                        $23,271
10/31/05                   $25,890                        $25,724
10/31/06                   $28,919                        $28,669



This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Emerging Market Debt Fund Class A shares (from 10/31/96 to 10/31/06) as compared to the performance of the Fund's benchmark, the J.P. Morgan Emerging Markets Bond Index Global. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006

                               NAV Returns       SEC Returns       SEC Yields*
-------------------------------------------------------------------------------
Class A Shares                                                         6.24%
1 Year                            11.87%             7.07%
5 Years                           18.91%            17.88%
10 Years                          11.69%            11.20%

Class B Shares                                                         5.74%
1 Year                            11.11%             8.11%
5 Years                           17.99%            17.99%
10 Years(a)                       11.16%            11.16%

Class C Shares                                                         5.74%
1 Year                            11.10%            10.10%
5 Years                           17.99%            17.99%
10 Years                          10.84%            10.84%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

Class A Shares
1 Year                                                                 3.16%
5 Years                                                               17.41%
10 Years                                                              11.17%

Class B Shares
1 Year                                                                 4.00%
5 Years                                                               17.52%
10 Years(a)                                                           11.14%

Class C Shares
1 Year                                                                 5.99%
5 Years                                                               17.52%
10 Years                                                              10.81%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2006.

See Historical Performance disclosures on page 4.


6 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                Beginning          Ending
                              Account Value     Account Value    Expenses Paid
                               May 1, 2006    October 31, 2006   During Period*
-------------------------------------------------------------------------------
Class A
Actual                           $1,000           $1,061.13          $ 8.57
Hypothetical (5% return
  before expenses)               $1,000           $1,016.89          $ 8.39

Class B
Actual                           $1,000           $1,056.79          $12.23
Hypothetical (5% return
  before expenses)               $1,000           $1,013.31          $11.98

Class C
Actual                           $1,000           $1,056.73          $12.13
Hypothetical (5% return
  before expenses)               $1,000           $1,013.41          $11.88

* Expenses are equal to the classes' annualized expense ratios of 1.65%, 2.36% and 2.34%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 7


PORTFOLIO SUMMARY
October 31, 2006


PORTFOLIO STATISTICS

Net Assets ($mil): $368.9


SECURITY TYPE BREAKDOWN*

[ ]  83.3%   Sovereign Debt Obligations                [PIE CHART OMITTED]
[ ]  11.4%   Corporate Debt Obligations
[ ]   0.1%   Warrants

[ ]   5.2%   Short-Term


* All data are as of October 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


8 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


PORTFOLIO OF INVESTMENTS
October 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-89.9%
Argentina-5.6%
Republic of Argentina
  5.59%, 8/03/12 FRN(a)               US$         9,996     $  9,362,117
  8.28%, 12/31/33(a)(b)                          10,072       10,142,308
  Series V
  7.00%, 3/28/11(a)                               1,120        1,093,338
                                                             ------------
                                                              20,597,763

Brazil-15.9%
Federal Republic of Brazil
  7.125%, 1/20/37(a)                              8,962        9,284,632
  8.00%, 1/15/18(a)                               3,173        3,507,752
  8.25%, 1/20/34(a)                              11,910       13,922,789
  8.875%, 10/14/19-4/15/24(a)                     4,380        5,313,038
  11.00%, 8/17/40(b)                              9,783       12,879,320
  12.50%, 1/05/16(a)                  BRL        28,788       13,678,164
                                                             ------------
                                                              58,585,695

Bulgaria-0.4%
Republic of Bulgaria
  8.25%, 1/15/15(a)(c)                US$         1,124        1,326,320

Colombia-2.3%
Republic of Colombia
  7.375%, 9/18/37(a)                                922          953,348
  10.75%, 1/15/13(a)                              1,000        1,231,500
  11.75%, 3/01/10(a)                  COP     2,593,000        1,207,809
  11.75%, 2/25/20(a)                  US$         3,471        4,942,704
                                                             ------------
                                                               8,335,361

Costa Rica-0.8%
Republic of Costa Rica
  Zero coupon, 1/12/07 STP(a)                     1,500        1,427,700
  8.05%, 1/31/13(a)(c)                              736          798,560
  8.11%, 2/01/12(a)(c)                              673          730,205
                                                             ------------
                                                               2,956,465

Dominican Republic-0.9%
Dominican Republic
  Zero coupon,
  3/09/07 - 10/08/07 STP(a)                       2,188        2,014,219
  8.625%, 4/20/27(a)(c)                             897          994,325
  9.50%, 9/27/11(a)(c)                              379          407,165
                                                             ------------
                                                               3,415,709

Ecuador-0.6%
Republic of Ecuador
  9.375%, 12/15/15(a)(c)                          1,082        1,155,035
  10.00%, 8/15/30(a)(c)(d)                        1,061        1,062,061
                                                             ------------
                                                               2,217,096


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 9


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
El Salvador-1.1%
Republic of El Salvador
  7.625%, 9/21/34(a)(c)               US$           872     $    965,740
  7.65%, 6/15/35(a)(c)                            1,716        1,887,600
  8.50%, 7/25/11(a)(c)                            1,000        1,117,000
                                                             ------------
                                                               3,970,340

Indonesia-1.8%
Republic of Indonesia
  6.75%, 3/10/14(a)(c)                              645          656,288
  6.875%, 3/09/17(a)(c)                           1,587        1,638,578
  8.50%, 10/12/35(a)(c)                             845        1,001,325
  11.00%, 10/15/14 CLN(a)                         1,003        1,009,118
  12.90%, 3/15/16 CLN(a)                          1,930        2,211,779
                                                             ------------
                                                               6,517,088

Jamaica-0.4%
Government of Jamaica
  9.25%, 10/17/25(a)                                324          354,294
  10.625%, 6/20/17(a)                               835          983,213
                                                             ------------
                                                               1,337,507

Lebanon-1.2%
Lebanese Republic
  7.875%, 5/20/11(a)(c)                             875          870,625
  10.125%, 8/06/08(a)(c)                          3,048        3,173,730
  11.625%, 5/11/16(a)(c)                            394          470,830
                                                             ------------
                                                               4,515,185

Mexico-17.0%
Mexican Bonos
  Series MI10
  9.00% 12/20/12(a)                   MXN       151,163       14,793,149
United Mexican States
  5.625%, 1/15/17(a)                  US$         1,500        1,499,250
  7.50%, 1/14/12(a)                               1,950        2,142,075
  8.125%, 12/30/19(b)                             8,782       10,670,130
  11.375%, 9/15/16(a)                             2,901        4,177,440
  Series A
  6.375%, 1/16/13(a)                              7,582        7,968,682
  6.75%, 9/27/34(a)                               1,450        1,562,375
  8.00%, 9/24/22(a)                               9,362       11,342,063
  9.875%, 2/01/10(a)                              7,600        8,675,400
                                                             ------------
                                                              62,830,564

Morocco-0.2%
Kingdom of Morocco Loan
  Participation FRN
  Series A
  6.34%, 1/01/09(a)                                 624          623,238

10 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Nigeria-1.8%
Central Bank of Nigeria
  6.25%, 11/15/20(a)(d)               US$         6,750     $  6,750,000

Panama-2.7%
Republic of Panama
  6.70%, 1/26/36(a)                               1,317        1,322,268
  7.125%, 1/29/26(a)                              3,560        3,773,600
  7.25%, 3/15/15(a)                                 220          236,170
  8.875%, 9/30/27(a)                              1,600        1,992,000
  9.375%, 7/23/12 - 4/01/29(a)                    1,311        1,645,120
  9.625%, 2/08/11(a)                              1,017        1,156,838
                                                             ------------
                                                              10,125,996
Peru-3.5%
Peru Bono Soberano
  8.20%, 8/12/26(a)                   PEN         1,320          464,236
  Series 7
  8.60%, 8/12/17(a)                              11,995        4,266,049
Republic of Peru
  7.35%, 7/21/25(a)                   US$         2,756        3,010,930
  8.375%, 5/03/16(a)                              1,490        1,743,300
  8.75%, 11/21/33(a)                              2,738        3,470,415
  9.875%, 2/06/15(a)                                 39           48,945
                                                             ------------
                                                              13,003,875
Philippines-5.5%
Republic of Philippines
  7.75%, 1/14/31(a)                               1,724        1,881,229
  8.00%, 1/15/16(a)                                 282          313,373
  8.25%, 1/15/14(a)                               2,758        3,069,930
  8.875%, 3/17/15(a)                              2,448        2,843,352
  9.50%, 10/21/24 - 2/02/30(a)                    3,488        4,486,330
  9.875%, 1/15/19(b)                              1,850        2,363,375
  10.625%, 3/16/25(a)                             3,749        5,211,109
                                                             ------------
                                                              20,168,698
Poland-0.5%
Poland Government Bond
  6.00%, 11/24/10(a)                  PLZ         5,800        1,977,510

Russia-10.3%
Russian Federation
  5.00%, 3/31/30(a)(c)(d)             US$        19,700       22,064,000
  11.00%, 7/24/18(a)(c)                           1,615        2,325,600
Russian Ministry of Finance
  Series V
  3.00%, 5/14/08(a)                              12,000       11,535,600
  Series VII
  3.00%, 5/14/11(a)                               2,220        1,984,236
                                                             ------------
                                                              37,909,436


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 11


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Turkey-7.0%
Republic of Turkey
  Zero coupon,
  3/08/07 - 6/28/07 STP(a)            US$         5,931     $  5,214,560
  6.875%, 3/17/36(a)                              5,586        5,236,875
  7.00%, 6/05/20(a)                               5,700        5,628,749
  7.375%, 2/05/25(a)                              1,563        1,574,723
  9.50%, 1/15/14(a)                                 641          739,554
  11.00%, 1/14/13(a)                              1,130        1,364,475
  11.50%, 1/23/12(a)                              2,657        3,218,956
  11.75%, 6/15/10(a)                              2,448        2,873,952
                                                             ------------
                                                              25,851,844

Ukraine-3.0%
Government of Ukraine
  6.875%, 3/04/11(a)(c)                             735          755,213
  7.65%, 6/11/13(a)(c)                            9,077        9,712,390
  11.00%, 3/15/07(a)(c)                             653          663,354
                                                             ------------
                                                              11,130,957

Uruguay-2.1%
Republic of Uruguay
  7.50%, 3/15/15(a)                                 336          360,864
  7.875%, 1/15/33(a)(e)                           1,364        1,459,222
  8.00%, 11/18/22(a)                              1,425        1,542,563
  9.25%, 5/17/17(a)                               2,523        2,989,755
Republica Orient Uruguay
  5.00%, 9/14/18(a)                   UYU        20,500          894,483
  7.625%, 3/21/36(a)                  US$           550          552,750
                                                             ------------
                                                               7,799,637

Venezuela-5.3%
Republic of Venezuela
  5.75%, 2/26/16(a)                               1,796        1,665,326
  7.00%, 12/01/18(a)(c)                           1,433        1,435,150
  8.50%, 10/08/14(a)                              1,585        1,761,728
  9.25%, 9/15/27(b)                               3,737        4,620,800
  9.375%, 1/13/34(a)                                350          438,025
  10.75%, 9/19/13(a)                              5,061        6,212,377
  13.625%, 8/15/18(a)                             2,419        3,616,405
                                                             ------------
                                                              19,749,811

Total Sovereign Debt Obligations
  (cost $306,830,059)                                        331,696,095

CORPORATE DEBT OBLIGATIONS-12.3%
Brazil-1.3%
Banco BMG, SA
  9.15%, 1/15/16(a)(c)                            1,300        1,314,300
PF Export Receivables Master Trust
  6.436%, 6/01/15(a)(c)                           1,977        2,011,575
Unibanco
  8.70%, 2/11/10(a)(c)                BRL         3,100        1,367,966
                                                             ------------
                                                               4,693,841


12 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Hong Kong-0.4%
Noble Group Ltd.
  6.625%, 3/17/15(a)(c)               US$         1,768     $  1,594,738

Indonesia-0.4%
Freeport-McMoRan Copper & Gold
  10.125%, 2/01/10(a)                             1,550        1,641,063

Jamaica-0.4%
Digicel Ltd.
  9.25%, 9/01/12(a)(c)                            1,344        1,394,400

Kazakhstan-1.0%
ALB Finance BV
  9.25%, 9/25/13(a)(c)                              686          677,425
Kazkommerts International BV
  8.50%, 4/16/13(a)(c)                            1,150        1,224,750
TengizChevroil Finance Co.
  6.124%, 11/15/14(a)(c)                            787          783,065
TurAnalem Finance BV
  10.00%, 5/29/07(a)(c)                           1,000        1,025,000
                                                             ------------
                                                               3,710,240

Mexico-0.2%
Monterrey Power, SA de C.V.
  9.625%, 11/15/09(a)(c)                            587          648,091

Panama-0.3%
MMG Fiduciary
  (AES EL Salvador Trust)
  6.75%, 2/01/16(a)(c)                            1,200        1,191,064

People's Republic of China-0.4%
Chaoda Modern Agricultural
  Holdings Ltd.
  7.75%, 2/08/10(a)(c)                            1,443        1,421,355

Peru-0.5%
IIRSA Norte Finance Ltd.
  8.75%, 5/30/24(a)(c)                              600          645,000
Southern Copper Corp.
  7.50%, 7/27/35(a)                               1,140        1,218,853
                                                             ------------
                                                               1,863,853

Romania-0.3%
MobiFon Holdings BV
  12.50%, 7/31/10(a)                              1,100        1,215,515


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 13


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Russia-6.2%
Alfa Bond Issuance PLC
  8.625%,12/09/15(a)(f)               US$           900         $906,750
Citigroup (JSC Severstal)
  9.25%, 4/19/14(a)(c)                              810          873,812
Evraz Group, SA
  8.25%,11/10/15(a)(c)                            1,674        1,715,850
Gallery Capital, SA
  10.125%, 5/15/13(a)(c)                            650          649,025
Gazprombank
  6.50%, 9/23/15(a)                                 750          741,463
Gazprom OAO
  9.625%, 3/01/13(a)(c)                           8,760       10,370,087
Gazstream, SA
  5.625%, 7/22/13(a)(c)                             678          675,261
Mobile Telesystems Finance
  9.75%, 1/30/08(a)(c)                            1,500        1,558,437
Red Arrow International Leasing PLC
  8.375%, 3/31/12(a)                  RUB        40,059        1,552,123
Russian Standard Finance
  7.50%, 10/07/10(a)(c)               US$         1,273        1,230,036
TNK-BP Finance, SA
  7.50%, 7/18/16(a)(c)                            2,308        2,415,208
Tyumen Oil
  11.00%, 11/06/07(a)(c)                            280          293,440
                                                             ------------
                                                              22,981,492

South Korea-0.7%
C&M Finance Ltd.
  8.10%, 2/01/16(a)(c)                              530          530,663
HSBC Bank USA NA STP
  5.00%, 3/10/11(b)(c)                            1,916        1,898,181
                                                             ------------
                                                               2,428,844

Ukraine-0.2%
Kyivstar
  10.375%, 8/17/09(a)(c)                            600          653,250

Total Corporate Debt Obligations
  (cost $44,713,000)                                          45,437,746

WARRANTS(g)-0.1%
Central Bank of Nigeria
  Warrants, expiring 11/15/20(a)                  2,500          475,000
Republic of Venezuela
  Warrants, expiring 4/15/20                     48,195               -0-

Total Warrants
  (cost $0)                                                      475,000


14 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-5.6%
Time Deposits-5.6%
Societe Generale
  5.29%, 11/01/06                     US$        20,200     $ 20,200,000
The Bank of New York
  4.25%, 11/01/06                                   400          400,000

Total Short-Term Investments
  (cost $20,600,000)                                          20,600,000

Total Investments-107.9%
  (cost $372,143,059)                                        398,208,841
Other assets less liabilities-(7.9%)                         (29,267,700)

Net Assets-100%                                             $368,941,141


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

                          U.S. $
                         Contract      Value on         U.S. $
                          Amount      Origination      Current      Unrealized
                           (000)         Date           Value      Depreciation
-------------------------------------------------------------------------------
Sale Contracts:
Korean Won
  settling 1/23/07       1,288,597     $1,349,740     $1,370,607     $ (20,867)
Mexican Peso
  settling 11/30/06         45,520      4,110,598      4,226,158      (115,560)
  settling 12/18/06         97,480      8,818,940      9,041,946      (223,006)


CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                                      Notional                                     Unrealized
Swap Counterparty &                    Amount       Interest     Termination      Appreciation/
Referenced Obligation                   (000)         Rate          Date         (Depreciation)
-----------------------------------------------------------------------------------------------
Buy Contracts:
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13                      $    900        0.50         11/26/13        $   (9,658)
JPMorgan Chase & Co.
  Republic of Hungary
  4.75%, 2/03/15                         4,220        0.30         10/20/15            39,329
Sale Contracts:
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                        7,110        3.09          8/20/10           578,961
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                        6,930        1.98          4/20/07            59,370
Citigroup Global Markets, Inc.
  Republic of Columbia
  8.375%, 2/15/27                        2,900        1.13          1/20/07            15,064
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                       1,410        4.95          3/20/09           141,985


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 15


                                      Notional
Swap Counterparty &                    Amount       Interest     Termination       Unrealized
Referenced Obligation                   (000)         Rate          Date         Appreciation/
-----------------------------------------------------------------------------------------------
Sale Contracts (continued):
Credit Suisse First Boston
  Federal Republic of Brazil
  12.25%, 3/06/30                      $ 1,900        6.90%         6/20/07        $  127,786
Credit Suisse First Boston
  Republic of Venezuela
  9.25%, 9/15/27                         3,280        3.17         10/20/15           198,260
Deutsche Bank AG London
  Federal Republic of Brazil
  12.25%, 3/06/30                        6,930        1.90          4/20/07            56,606
JPMorgan Chase & Co.
  Gazprom OAO
  10.50%, 10/21/09                       4,560        1.04         10/20/10            43,028
Morgan Stanley
  Federal Republic of Brazil
  10.125%, 5/15/27                       2,000       17.75          2/13/08           514,172


REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker           Interest Rate            Maturity           Amount
------------------------------------------------------------------------
UBS AG                4.50%               12/29/06        $  2,254,627
UBS AG                5.10                11/01/06           6,785,925
UBS AG                5.10                12/29/06          32,509,811
                                                          ------------
                                                          $ 41,550,363
                                                          ------------


(a) Positions, or portions thereof, with an aggregate market value of $358,056,355 have been segregated to collateralize open forward currency exchange contracts.

(b) Positions, or portions thereof, with an aggregate market value of $42,574,114 have been segregated to collateralize reverse repurchase agreements.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate market value of these securities amounted to $93,373,073 or 25.3% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2006.

(e)  Pay-In-Kind Payments (PIK).

(f)  Variable rate coupon, rate shown as of October 31, 2006.

(g)  Non-income producing security.

     Glossary of Terms:
     CLN - Credit Linked Note
     FRN - Floating Rate Note
     STP - Structured Product

     Currency Abbreviations:
     BRL - Brazilian Real
     COP - Colombian Peso
     MXN - Mexican Peso
     PEN - Peruvian Nuevo Sol
     PLZ - Polish Zloty
     RUB - Russian Rouble
     US$ - United States Dollar
     UYU - Uruguayan New Peso

     See notes to financial statements.


16 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006


Assets
Investments in securities, at value (cost $372,143,059)           $398,208,841
Cash                                                                   104,530
Foreign cash, at value (cost $166)                                         166
Unrealized appreciation of credit default swap contracts             1,774,561
Receivable for investment securities sold                           13,559,553
Interest receivable                                                  7,128,229
Receivable for capital stock sold                                      722,438
Total assets                                                       421,498,318

Liabilities
Unrealized depreciation of forward currency exchange
  contracts                                                            359,433
Unrealized depreciation of credit default swap contracts                 9,658
Reverse repurchase agreements                                       41,550,363
Payable for investment securities purchased                          8,249,435
Payable for capital stock redeemed                                   1,174,124
Dividends payable                                                      615,863
Distribution fee payable                                               172,158
Advisory fee payable                                                   155,501
Administrative fee payable                                              35,042
Transfer agent fee payable                                              15,541
Accrued expenses                                                       220,059
Total liabilities                                                   52,557,177
Net Assets                                                        $368,941,141

Composition of Net Assets
Capital stock, at par                                             $     40,979
Additional paid-in capital                                         329,656,155
Distributions in excess of net investment income                    (2,471,655)
Accumulated net realized gain on investment and foreign
  currency transactions                                             14,220,884
Net unrealized appreciation of investments and foreign
  currency denomonated assets and liabilities                       27,494,778
                                                                 --------------
                                                                  $368,941,141


Net Asset Value Per Share--9 billion shares of capital stock authorized, $.001 par value

                                              Shares                Net Asset
Class             Net Assets                Outstanding               Value
-------------------------------------------------------------------------------
A                $ 235,762,803               26,279,664               $8.97*
B                $  45,132,582                4,988,331               $9.05
C                $  88,045,756                9,710,860               $9.07


* The maximum offering price per share for Class A shares was $9.37 which reflects a sales charge of 4.25%.

     See notes to financial statements.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 17


STATEMENT OF OPERATIONS
Year Ended October 31, 2006

Investment Income
Interest                                        $ 28,930,573
Dividends                                             37,500      $ 28,968,073

Expenses
Advisory fee                                       1,864,259
Distribution fee--Class A                            695,002
Distribution fee--Class B                            499,907
Distribution fee--Class C                            911,939
Transfer agency--Class A                             325,661
Transfer agency--Class B                              79,422
Transfer agency--Class C                             131,930
Custodian                                            313,562
Administrative                                       101,500
Audit                                                 87,829
Legal                                                 78,689
Registration                                          71,197
Printing                                              46,494
Directors' fees                                       31,075
Miscellaneous                                         17,950
Total expenses before interest expense             5,256,416
Interest expense                                   1,255,107
Total expenses                                     6,511,523
Less: expense offset arrangement
  (see Note B)                                        (9,256)
Net expenses                                                         6,502,267
Net investment income                                               22,465,806

Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           16,049,132
  Written options                                                      176,314
  Swap contracts                                                      (428,479)
  Foreign currency transactions                                       (871,050)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        1,716,595
  Written options                                                      (28,375)
  Swap contracts                                                       929,010
  Foreign currency denominated assets
    and liabilities                                                   (335,907)
Net gain on investment and foreign
  currency transactions                                             17,207,240

Net Increase in Net Assets from
  Operations                                                      $ 39,673,046


See notes to financial statements.


18 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


STATEMENT OF CHANGES IN NET ASSETS

Statement of Changes in Net Assets

                                                Year Ended        Year Ended
                                                October 31,       October 31,
                                                    2006              2005
                                               --------------    --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $ 22,465,806      $ 19,681,666
Net realized gain on investment
  and foreign currency transactions               14,925,917        17,870,574
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               2,281,323        (4,615,410)
Net increase in net assets from
  operations                                      39,673,046        32,936,830

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                        (15,229,164)      (12,312,689)
  Class B                                         (2,891,064)       (3,269,508)
  Class C                                         (5,286,303)       (5,002,605)
Net realized gain on investment
  and foreign currency transactions
  Class A                                         (3,722,512)               -0-
  Class B                                           (860,065)               -0-
  Class C                                         (1,484,665)               -0-

Capital Stock Transactions
Net increase (decrease)                             (201,807)       45,531,942
Total increase                                     9,997,466        57,883,970

Net Assets
Beginning of period                              358,943,675       301,059,705
End of period (including distributions
  in excess of net investment income
   of ($2,471,655) and ($940,231),
  respectively)                                 $368,941,141      $358,943,675


See notes to financial statements.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 19


NOTES TO FINANCIAL STATEMENTS
October 31, 2006


NOTE A

Significant Accounting Policies

AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the


20 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 21


and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests.Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.


22 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended October 31, 2006, such fees amounted to $101,500.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) (ABIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $241,517 for the year ended October 31, 2006.

For the year ended October 31, 2006, the Fund's expenses were reduced by $9,256 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $25,959 from the sale of Class A shares and received $22,963, $63,155, and $32,431 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006.


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,116,798 and $2,921,544 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 23


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006, were as follows:

                                                 Purchases            Sales
                                               --------------    --------------
Investment securities (excluding
  U.S. government securities)                  $ 303,277,977     $ 273,318,616
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts and swap contracts) are as follows:

Cost                                                             $ 372,758,730
Gross unrealized appreciation                                    $  26,669,876
Gross unrealized depreciation                                       (1,219,765)
Net unrealized appreciation                                      $  25,450,111


1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an


24 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended October 31, 2006, were as follows:

                                                 Number of          Premiums
                                                 Contracts          Received
                                               --------------    --------------
Options outstanding at
  October 31, 2005                                 8,695,000         $ 110,538
Options written                                    7,120,000            71,254
Options terminated in closing
  purchase transactions                          (11,312,000)         (126,828)
Options expired                                   (4,503,000)          (54,964)
Options outstanding at
  October 31, 2006                                        -0-        $      -0-


2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for invest-


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 25


ment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than


26 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At October 31, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $37,020,000, with net unrealized appreciation of $1,735,232 and terms ranging from 3 months to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. At October 31, 2006, the Fund had no Buy Contracts outstanding with the same referenced obligations and same counterparties as Sale Contracts outstanding.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended October 31, 2006, the average amount of reverse repurchase agreements outstanding was $33,035,134 and the daily weighted average interest rate was 3.87%.


NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           11,318,005    13,079,969    $ 99,263,737    $112,104,013
Shares issued in
  reinvestment of
  dividends and
  distributions        1,566,823       941,259      13,688,732       8,086,443
Shares converted
  from Class B           692,197     1,270,473       6,068,850      10,880,150
Shares redeemed      (11,852,192)   (9,402,756)   (103,179,474)    (80,940,940)
Net increase           1,724,833     5,888,945    $ 15,841,845    $ 50,129,666


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 27


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class B
Shares sold              828,235     1,384,103    $  7,318,676    $ 11,976,377
Shares issued in
  reinvestment of
  dividends and
  distributions          312,220       263,501       2,751,321       2,279,523
Shares converted
  to Class A            (686,157)   (1,259,862)     (6,068,850)    (10,880,150)
Shares redeemed       (1,578,237)   (1,576,238)    (13,870,804)    (13,608,185)
Net decrease          (1,123,939)   (1,188,496)   $ (9,869,657)   $(10,232,435)

Class C
Shares sold            2,050,082     2,767,601    $ 18,215,726    $ 24,024,470
Shares issued in
  reinvestment of
  dividends and
  distributions          457,845       333,601       4,042,911       2,892,701
Shares redeemed       (3,222,307)   (2,460,570)    (28,432,632)    (21,282,460)
Net increase
  (decrease)            (714,380)      640,632    $ (6,173,995)   $  5,634,711


NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments


28 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2006.


NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                                 Year Ended        Year Ended
                                                 October 31,       October 31,
                                                    2006              2005
                                               --------------    --------------
Distributions paid from:
  Ordinary income                               $ 23,406,531      $ 20,584,802
  Net long-term capital gains                      6,067,242                -0-
Total taxable distributions                       29,473,773        20,584,802
Total distributions paid                        $ 29,473,773      $ 20,584,802


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 29


As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $  2,996,805
Accumulated capital and other gains                              11,833,111
Unrealized appreciation/(depreciation)                           25,029,954(a)
Total accumulated earnings/(deficit)                           $ 39,859,870(b)

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income, and the realization for tax purposes of gain/losses on certain derivative instruments.

(b) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency recalssification, and the tax treatment of premium amortization resulted in a net increase in distributions in excess of net investment income, and a net increase in accumulated net realized gain on investment transactions and foreign currency transactions. This reclassification had no effect on net assets.


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based


30 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 31


Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

32 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 33


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


34 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                             Class A
                                            ----------------------------------------------------------------------------
                                                                                  September 1,
                                                    Year Ended October 31,            2003 to     Year Ended August 31,
                                            -------------------------------------  October 31,  ------------------------
                                                2006         2005         2004(a)      2003(b)      2003         2002(c)
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 8.70       $ 8.38       $ 8.00       $ 7.72       $ 6.02       $ 6.37

Income From Investment
  Operations
Net investment income(d)                         .55          .53          .49(e)       .11          .69          .69
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .43          .34          .50          .28         1.71         (.24)
Net increase in net asset
  value from operations                          .98          .87          .99          .39         2.40          .45

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.57)        (.55)        (.61)        (.11)        (.70)        (.74)
Tax return of capital                             -0-          -0-          -0-          -0-          -0-        (.06)
Distribution from net
  realized gain on
  investment
  transactions                                  (.14)          -0-          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.71)        (.55)        (.61)        (.11)        (.70)        (.80)
Net asset value, end of
  period                                      $ 8.97       $ 8.70       $ 8.38       $ 8.00       $ 7.72       $ 6.02

Total Return
Total investment return
  based on net asset
  value(f)                                     11.87%       10.70%       12.82%        5.11%       41.80%        7.38%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $235,763     $213,652     $156,469     $137,709     $118,669      $76,397
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.48%        1.20%        1.23%        1.75%(g)     1.94%        1.88%
  Expenses, before waivers/
    reimbursements                              1.48%        1.20%        1.40%        1.75%(g)     1.94%        1.88%
  Expenses, excluding
    interest expense                            1.14%        1.19%        1.21%        1.47%(g)     1.46%        1.50%
  Net investment
    income                                      6.32%        6.14%        6.04%(e)     7.90%(g)     9.73%       11.02%
Portfolio turnover rate                           75%         100%         173%          20%         125%         170%


See footnote summary on page 38.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class B
                                            ----------------------------------------------------------------------------
                                                                                  September 1,
                                                    Year Ended October 31,            2003 to     Year Ended August 31,
                                            -------------------------------------  October 31,  ------------------------
                                                2006         2005         2004(a)      2003(b)      2003         2002(c)
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 8.77       $ 8.45       $ 8.07       $ 7.80       $ 6.09       $ 6.45

Income From Investment
  Operations
Net investment income(d)                         .49          .47          .62(e)       .10          .64          .64
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .44          .34          .32          .28         1.73         (.24)
Net increase in net asset
  value from operations                          .93          .81          .94          .38         2.37          .40

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.51)        (.49)        (.56)        (.11)        (.66)        (.70)
Tax return of capital                             -0-          -0-          -0-          -0-          -0-        (.06)
Distribution from net
  realized gain on
  investment
  transactions                                  (.14)          -0-          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.65)        (.49)        (.56)        (.11)        (.66)        (.76)
Net asset value, end of
  period                                      $ 9.05       $ 8.77       $ 8.45       $ 8.07       $ 7.80       $ 6.09

Total Return
Total investment return
  based on net asset
  value(f)                                     11.11%        9.81%       12.02%        4.84%       40.69%        6.50%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $45,133      $53,629      $61,715      $90,443      $89,571      $80,064
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.18%        1.89%        1.94%        2.45%(g)     2.64%        2.58%
  Expenses, before waivers/
    reimbursements                              2.18%        1.90%        2.11%        2.45%(g)     2.64%        2.58%
  Expenses, excluding
    interest expense                            1.85%        1.89%        1.92%        2.17%(g)     2.17%        2.20%
  Net investment
    income                                      5.55%        5.39%        7.57%(e)     7.11%(g)     9.07%       10.25%
Portfolio turnover rate                           75%         100%         173%          20%         125%         170%


See footnote summary on page 38.


36 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Class C
                                            ----------------------------------------------------------------------------
                                                                                  September 1,
                                                    Year Ended October 31,            2003 to     Year Ended August 31,
                                            -------------------------------------  October 31,  ------------------------
                                                2006         2005         2004(a)      2003(b)      2003         2002(c)
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 8.79       $ 8.47       $ 8.09       $ 7.82       $ 6.10       $ 6.46

Income From Investment
  Operations
Net investment income(d)                         .49          .47          .45(e)       .10          .63          .64
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .44          .34          .49          .28         1.75         (.24)
Net increase in net asset
  value from operations                          .93          .81          .94          .38         2.38          .40

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.51)        (.49)        (.56)        (.11)        (.66)        (.70)
Tax return of capital                             -0-          -0-          -0-          -0-          -0-        (.06)
Distribution from net
  realized gain on
  investment
  transactions                                  (.14)          -0-          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.65)        (.49)        (.56)        (.11)        (.66)        (.76)
Net asset value, end of
  period                                      $ 9.07       $ 8.79       $ 8.47       $ 8.09       $ 7.82       $ 6.10

Total Return
Total investment return
  based on net asset
  value(f)                                     11.10%        9.81%       12.00%        4.83%       40.80%        6.50%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $88,046      $91,662      $82,876      $77,657      $73,477      $45,527
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.17%        1.89%        1.92%        2.43%(g)     2.63%        2.56%
  Expenses, before waivers/
    reimbursements                              2.17%        1.89%        2.09%        2.43%(g)     2.63%        2.56%
  Expenses, excluding
    interest expense                            1.84%        1.88%        1.90%        2.16%(g)     2.16%        2.19%
  Net investment
    income                                      5.54%        5.38%        5.51%(e)     7.09%(g)     8.91%       10.16%
Portfolio turnover rate                           75%         100%         173%          20%         125%         170%


See footnote summary on page 38.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 37


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.05, $.04 and $.05 and increase net realized and unrealized gain
(loss) on investment transactions per share by $.05, $.04 and $.05 for Class A, Class B and Class C, respectively. Consequently, the ratios of net investment income to average net assets were decreased by 0.56%, 0.57% and 0.55% for Class A, Class B and Class C, respectively.

(b)  The Fund changed its fiscal year end from August 31 to October 31.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B and C was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets was decreased from 11.10% to 11.02% for Class A, from 10.34% to 10.25% for Class B and from 10.24% to 10.16% for Class C. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of expenses waived/reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.


38 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of AllianceBernstein Emerging Market Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Emerging Market Debt Fund, Inc. at October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
December 19, 2006


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 39


TAX INFORMATION
(unaudited)

For foreign shareholders, the Fund designates 0.7% of its ordinary dividends as qualified interest income.


40 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Fernando Grisales(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Matthew S. Sheridan(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Custodian

The Bank of New York
One Wall Street
New York, NY 10286


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered
Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income: Emerging Market Investment Team. Messrs. DeNoon, Grisales, Mon, Peebles, and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 41


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                       IN FUND             OTHER
   NAME, ADDRESS,                            PRINCIPAL                                 COMPLEX          DIRECTORSHIPS
       AGE                                 OCCUPATION(S)                             OVERSEEN BY          HELD BY
  (YEAR ELECTED)*                        DURING PAST 5 YEARS                           DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of the                        111            SCB Partners,
1345 Avenue of the                 Adviser since 2001 and                                                Inc.; and
Americas                           Executive Managing Director of                                        SCB Inc.
New York, NY 10105                 AllianceBernstein Investments,
49                                 Inc. ("ABI") since 2003; prior
(2003)                             thereto he was head of
                                   AllianceBernstein Institutional
                                   Investments, a unit of the
                                   Adviser, from 2001-2003. Prior
                                   thereto, Chief Executive Officer
                                   of Sanford C. Bernstein & Co.,
                                   LLC (institutional research and
                                   brokerage arm of Bernstein &
                                   Co. LLC) and its predecessor
                                   since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ##       Investment Adviser and an                              113              None
P.O. Box 5060                      Independent Consultant. He
Greenwich, CT 06831                was formerly Senior Manager
Chairman of the Board              of Barrett Associates, Inc., a
74                                 registered investment adviser,
(1993)                             with which he had been associ-
                                   ated since prior to 2001. He was
                                   formerly Deputy Comptroller and
                                   Chief Investment Officer of the
                                   State of New York and, prior
                                   thereto, Chief Investment Officer
                                   of the New York Bank for
                                   Savings.

Ruth Block, #, **                  Formerly: Executive Vice President                     100              None
500 SE Mizner Blvd.                and Chief Insurance Officer of
Boca Raton, FL 33432               The Equitable Life Assurance
76                                 Society of the United States;
(1993)                             Chairman and Chief Executive
                                   Officer of Evlico (insurance);
                                   Director of Avon, BP (oil and
                                   gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation; Governor at Large,
                                   National Association of
                                   Securities Dealers, Inc.


42 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                                                                      PORTFOLIOS
                                                                                       IN FUND             OTHER
   NAME, ADDRESS,                            PRINCIPAL                                 COMPLEX          DIRECTORSHIPS
       AGE                                 OCCUPATION(S)                             OVERSEEN BY          HELD BY
  (YEAR ELECTED)*                        DURING PAST 5 YEARS                           DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
David H. Dievler, #                Independent Consultant. Until                          112              None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of AllianceBernstein
76                                 Corporation ("AB Corp."), (formerly,
(1993)                             Alliance Capital Management
                                   Corporation) responsible for
                                   mutual fund administration.
                                   Prior to joining AB Corp. in 1984,
                                   he was Chief Financial Officer of
                                   Eberstadt Asset Management
                                   since 1968. Prior to that, he was
                                   a Senior Manager at Price
                                   Waterhouse & Co. Member of
                                   American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly President                         111              None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
64                                 Senior Advisor from June 1999-
(1993)                             June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December 1989
                                   -May 1999. Previously, Director of
                                   the National Academy of Design
                                   and during 1988-1992, Director
                                   and Chairman of the Audit Com-
                                   mittee of AB Corp. (formerly,
                                   Alliance Capital Management
                                   Corporation).

Michael J. Downey, #               Consultant since January 2004.                         111            Asia Pacific
c/o AllianceBernstein L.P.         Formerly managing partner of                                          Fund, Inc.;
Attn: Philip L. Kirstein           Lexington Capital, LLC (investment                                    and The
1345 Avenue of the                 advisory firm) from December 1997                                     Merger Fund.
Americas                           until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEOof Prudential
62                                 Mutual Fund Management from
(2005)                             1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX                           111            Intel Corporation
P.O. Box 128                       Technology (semi-conductors)                                          (semi-conductors);
Glenbrook, NV 89413                and of SRC Computers, Inc.,                                           Cirrus Logic
70                                 with which he has been associated                                     Corporation
(2005)                             since prior to 2001. He is also                                       (semi-conductors);
                                   President of the Arbor Company                                        and the
                                   (private family investments).                                         Davis Selected
                                                                                                         Advisors Group
                                                                                                         of Mutual Funds.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 43


                                                                                      PORTFOLIOS
                                                                                       IN FUND             OTHER
   NAME, ADDRESS,                            PRINCIPAL                                 COMPLEX          DIRECTORSHIPS
       AGE                                 OCCUPATION(S)                             OVERSEEN BY          HELD BY
  (YEAR ELECTED)*                        DURING PAST 5 YEARS                           DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Nancy P. Jacklin, #                Formerly U.S. Executive Director                       111              None
4046 Chancery Court,               of the International Monetary
NW                                 Fund (December 2002-May 2006);
Washington, DC 20007               Partner, Clifford Chance (1992-
58                                 2002); Senior Counsel,
(2006)                             International Banking and Finance,
                                   and Associate General Counsel,
                                   Citicorp (1985-1992); Assistant
                                   General Counsel (International),
                                   Federal Reserve Board of
                                   Governors (1982-1985); and
                                   Attorney Advisor, U.S.
                                   Department of the Treasury
                                   (1973-1982). Member of the Bar
                                   of the District of Columbia and of
                                   New York; and member of the
                                   Council on Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture                            111            The George
220 Montgomery Street              Associates (venture capital                                           Lucas
Penthouse 10                       and consulting) since prior to                                        Educational
San Francisco, CA                  2001. From 2003 until May 31,                                         Foundation;
94104                              2006, he was CEO of Toppan                                            and National
65                                 Photomasks, Inc., Austin, Texas                                       Datacast, Inc.
(2005)                             (semi-conductor manufacturing
                                   services.)


*    There is no stated term of office for the Fund's Directors.

**   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms.Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

##   Member of the Fair Value Pricing Committee.

+    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


44 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Officers of the Fund

Certain information concerning the Fund's Officers is listed below.

NAME, ADDRESS*                POSITION(S)                   PRINCIPAL OCCUPATION
     AGE                      HELD WITH FUND                DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Marc O. Mayer,                President and Chief           See biography above.
49                            Executive Officer

Philip Kirstein,              Senior Vice President         Senior Vice President and Independent
61                            and Independent               Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds, with which he
                                                            has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick &Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since
                                                            prior to 2001 until March 2003.

Paul J. DeNoon,               Vice President                Senior Vice President of the Adviser**,
44                                                          with which he has been associated
                                                            since prior to 2001.

Fernando Grisales,            Vice President                Assistant Vice President of the
27                                                          Adviser**, with which he has been
                                                            associated since prior to 2001.

Michael L. Mon,               Vice President                Vice President of the Adviser**, with
37                                                          which he has been associated since
                                                            prior to 2001.

Douglas J. Peebles,           Vice President                Executive Vice President of the
42                                                          Adviser**, with which he has been
                                                            associated since prior to 2001.

Matthew S. Sheridan,          Vice President                Vice President of the Adviser**, with
31                                                          which he has been associated since
                                                            prior to 2001.

Emilie D. Wrapp,              Secretary                     Senior Vice President, Assistant
51                                                          General Counsel and Assistant
                                                            Secretary of ABI**, with which she has
                                                            been associated since prior to 2001.

Joseph J. Mantineo,           Treasurer and Chief           Senior Vice President of ABIS**, with
47                            Financial Officer             which he has been associated since
                                                            prior to 2001.

Vincent S. Noto,              Controller                    Vice President of ABIS**, with which
42                                                          he has been associated since prior to
                                                            2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI and ABIS are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 45


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2.  Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.  Possible economies of scale as the Fund grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Fund do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.


46 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

              Net Assets
               09/30/06       Advisory Fee Based on % of
Category        ($MIL)         Average Daily Net Assets         Fund
-------------------------------------------------------------------------------
High Income     $364.7        50 bp on 1st $2.5 billion     Emerging Market
                              45 bp on next $2.5 billion         Debt
                              40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund's most recently completed fiscal year, the Adviser received $93,500 (0.03% of the Fund's average daily net assets) for such services.

Set forth below are the Fund's total expense ratios as of the Fund's most recent semi-annual period:

Fund                     Total Expense Ratio(4)        Fiscal Year End
-------------------------------------------------------------------------------
Emerging Market Debt       Class A    1.31%              October 31
Fund, Inc.(5)              Class B    2.02%
                           Class C    2.01%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  Annualized.

(5) Includes interest expense of 0.17%, relating to the short-term credit facility used by the Portfolio.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 47


mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.(6) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fees based on September 30, 2006 net assets.

                   Net Assets     AllianceBernstein ("AB")      Effective      Fund
                    09/30/06      Institutional ("Inst.")       AB Inst.     Advisory
Fund                 ($MIL)            Fee Schedule             Adv. Fee       Fee
--------------------------------------------------------------------------------------
Emerging Market      $364.7       Emerging Market Debt           0.377%       0.500%
Debt Fund, Inc.                   Schedule
                                  65 bp on 1st $20 million
                                  50 bp on next $20 million
                                  40 bp on next $20 million
                                  35 bp on the balance
                                  Minimum Account Size: $20 m

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to


(6) The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.


48 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund(7):

Fund                       AVPS Portfolio          Fee Schedule
-------------------------------------------------------------------------------
Emerging Market Debt       Global Dollar           0.50% on first $2.5 billion
Fund, Inc.(8)              Government Portfolio    0.40% on next $2.5 billion
                                                   0.35% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Emerging Market Debt, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund                                                                  Fee(9)
-------------------------------------------------------------------------------
Emerging Market Debt
  Class A                                                              1.10%
  Class I (Institutional)                                              0.55%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund                          ACITM Mutual Fund                        Fee
-------------------------------------------------------------------------------
Emerging Market Debt          Emerging Market Bond
Fund, Inc.                    Fund
                              FC / FD(10)                             0.75%
                              P-H(10)                                 0.10%(11)

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.


(7) It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(8)  The AVPS portfolio is a clone of the Fund.

(9) Class A shares of the fund are charged an "all-in" fee, which covers investment advisory services and distribution related services.

(10) This ACITM fund is privately placed or institutional.

(11) In addition to the 0.10%, the Adviser charges the institutional account 0.485% for the first Y3 billion, 0.215% thereafter. The current Japanese Yen-U.S. dollar currency exchange rate is Y118.15 per $1. At that currency exchange rate, Y3 billion would be equivalent to approximately $25.4 million.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 49


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fee(12) relative to the median of the Fund's Lipper Expense Group ("EG") at the approximate current asset level of the Fund.

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.(13) An EG will typically consist of seven to twenty funds.

                           Contractual          Lipper
                           Management        Expense Group
Fund                        Fee(14)             Median               Rank
-------------------------------------------------------------------------------
Emerging Market Debt        0.500               0.700                1/5

Lipper also compared the Fund's most recently completed fiscal year total expense ratio to the median of the Fund's EG and Lipper Expense Universe ("EU"). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.(15)

                       Expense     Lipper       Lipper     Lipper       Lipper
                        Ratio      Group        Group     Universe     Universe
Fund                   (%)(16)    Median (%)    Rank      Median (%)     Rank
-------------------------------------------------------------------------------
Emerging Market Debt    1.186      1.201        2/5        1.230         3/8


(12) The Fund's contractual management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(13) Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(14) The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(15) Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the Lipper EU allows for the same adviser to be represented by more than just one fund.

(16) Most recently completed fiscal year Class A share total expense ratio.


50 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(17) During the Fund's most recently completed fiscal year,


(17) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 51


ABI received from the Fund $46,007, $2,039,844 and $80,117 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Fund's most recently completed fiscal year, ABIS received $207,836 in fees from the Fund.(18)


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.


(18) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Fund's account. During the Fund's most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $1,951 under the offset agreement between the Fund and ABIS.


52 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund(19) relative to the Fund's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(20) for the periods ended June 30, 2006.(21)

              Fund Return    PG Median    PU Median      PG Rank     PU Rank
-------------------------------------------------------------------------------
1 year            4.80          5.69         5.54          5/5        8/10
3 year           10.20         10.92        10.92          4/5         6/9
5 year           14.88         14.19        14.19          1/5         3/9
10 year          12.27           N/A        12.27          2/2         2/3

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold) versus its benchmark:(22)

                                           Periods Ending June 30, 2006
                                               Annualized Performance
-------------------------------------------------------------------------------
                                    1        3        5        10       Since
                                   Year     Year     Year     Year    Inception
-------------------------------------------------------------------------------
Emerging Market Debt Fund, Inc.    4.80    10.20    14.88    12.27      11.78

J.P. Morgan EMBI Global Index      4.62     9.58    10.84    11.39      11.32


(19) The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

(20) The Fund's PG is identical to the Fund's EG. The Fund's PU is not identical to the Fund's EU. Outliers and funds with negative management fees are excluded from EUs but not necessarily from PUs.

(21) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

(22) The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 53


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

54 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------
Blended Style Funds
--------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------
Growth Funds
--------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------
Value Funds
--------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------------
Taxable Bond Funds
--------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------
Municipal Bond Funds
--------------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

--------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------
Closed-End Funds
--------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 55


NOTES




56 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


EMD-0151-1006


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                Audit-Related
                           Audit Fees               Fees               Tax Fees
                           ----------          -------------           --------
            2005             $55,000               $4,222               $18,304
            2006             $58,000               $5,686               $19,300


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                          Total Amount of
                                                         Foregoing Column
                                                       Pre-approved by the
                              All Fees for               Audit Committee
                           Non-Audit Services        (Portion Comprised of
                             Provided to the           Audit Related Fees)
                         Portfolio, the Adviser      (Portion Comprised of
                         and Service Affiliates             Tax Fees)
                         ----------------------       ---------------------
      2005                       $  901,522                 [$190,229]
                                                            ($171,925)
                                                            ($ 18,304)

      2006                       $1,034,874                 [$156,501]
                                                            ($137,201)
                                                            ($ 19,300)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of Ethics that is subject to the disclosure of
                    Item 2 hereof
     12 (b) (1)     Certification of Principal Executive Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002
     12 (b) (2)     Certification of Principal Financial Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002
     12 (c)         Certification of Principal Executive Officer and
                    Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Emerging Market Debt Fund, Inc.

By:     /s/ Marc O. Mayer
        ----------------------
        Marc O. Mayer
        President

Date:   December 29, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        ----------------------
        Marc O. Mayer
        President

Date:   December 29, 2006


By:     /s/ Joseph J. Mantineo
        ----------------------
        Joseph J. Mantineo
        Treasurer and Chief Financial Officer

Date:   December 29, 2006